SYNC SYNC Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc. GROWTH STRATEGY GROWTH STRATEGY OCTOBER 2014 OCTOBER 2014 SYNC 1 Exhibit 99.1

SYNC SYNC
SAFE HARBOR
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements concerning Synacor’s expected financial performance as well as Synacor’s strategic and operational plans. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the company's results could differ materially from the results expressed or implied by the forward-looking statements the company makes. Synacor is under no obligation to, and expressly disclaims any such obligation to, update or alter forward-looking statements, whether as a result of new information, future events, or otherwise.

The risks and uncertainties referred to above include - but are not limited to - risks associated with: execution of our plans and strategies; the loss of a significant customer; our ability to obtain new customers; expectations regarding consumer taste and user adoption of applications and solutions; developments in Internet browser software and search advertising technologies; developments in display advertising technologies and practices; general economic conditions; expectations regarding the company's ability to timely expand the breadth of services and products or introduction of new services and products; consolidation within the cable and telecommunications industries; changes in the competitive dynamics in the market for online search and display advertising; the risk that security measures could be breached and unauthorized access to subscriber data could be obtained; potential third party intellectual property infringement claims; and the price volatility of our common stock.

Further information on these and other factors that could affect the company's financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled "Risk Factors" in the company's most recent Form 10-Q filed with the SEC on August 14, 2014. These documents are available on the SEC Filings section of the Investor Information section of the company's website at investor.synacor.com.

SYNC SYNC
TODAY’S DISCUSSION
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
CONTEXT CONTEXT
MISSION & OPPORTUNITY
GROWTH AGENDA GROWTH AGENDA
MARKET POTENTIAL MARKET POTENTIAL

SYNC SYNC Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc. CONTEXT CONTEXT SYNC 4

SYNC SYNC
RELATIONSHIPS AND SCALE
CONTEXT: READY FOR GROWTH
o
50+ customers
o
Back-office integrations
o
Strong relationships
o
New deployable products
o
Monetization upside
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
OPERATING ISSUES
o
Missed operating leadership
o
Wind down of Charter portal
o
Late to mobile

SYNC

SYNC SYNC KEY TRENDS SHAPING THE OPPORTUNITY FOR SYNACOR Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc. 6

SYNC SYNC Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc. MISSION & OPPORTUNITY MISSION & OPPORTUNITY SYNC 7

SYNC SYNC
MISSION & OPPORTUNITY
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
The trusted technology,
services and revenue partner…
For video, Internet and
communications providers,
and device manufacturers…
That require scale,
actionable data and
sophisticated implementation.
Delivering modern, multiscreen
experiences, advertising and next-gen
products to their consumers…

SYNC SYNC
GOAL: RETURN TO PROFITABLE REVENUE GROWTH
o
Generate consistent EBITDA profitability
o
Return to cash profitability
o
Return to revenue growth
o
Increase market value
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.

SYNC SYNC Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc. GROWTH AGENDA GROWTH AGENDA SYNC 10

SYNC SYNC
SUMMARY: GROWTH AGENDA
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
Return to profitable revenue growth
Instill operating discipline and get Synacor back on sound financial footing
Increase value for
existing customers by
optimizing consumer
experience &
monetization
Innovate on Synacor-
as-a-platform for
advanced services
Win new customers in
current and related
verticals
Extend product
portfolio into emerging
growth areas

SYNC

SYNC SYNC
STREAMLINE OPERATIONS AND
DEVELOP OUR TALENT
FOUNDATION: OPERATING DISCIPLINE & SOUND FINANCIAL FOOTING
o
Reduced ~70 positions, ~20% of
the workforce
o
Organized talent aligned to
products, creating role and career
path clarity
o
Prudent financial management
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
FOCUS AND PRIORITIZE SPEND ON
HIGHEST REVENUE-GENERATING ITEMS
o
Reduced overall R&D spend – better
build vs buy decisions
o
Focused R&D spend on strategic
product priorities
o
Increased emphasis on sales and
marketing
RECENT RESTRUCTURING EXPECTED TO DELIVER $6M+ OF ANNUALIZED SAVINGS

SYNC SYNC
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
INCREASE VALUE FOR EXISTING
CUSTOMERS BY OPTIMIZING CONSUMER
EXPERIENCE & MONETIZATION
INCREASE VALUE FOR EXISTING
CUSTOMERS BY OPTIMIZING CONSUMER
EXPERIENCE & MONETIZATION
SYNC

SYNC SYNC
SYNACOR PORTALS RETAINING USERS BETTER THAN PEERS
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
YoY % decline in unique monthly visitors, 8/13 – 8/14
Source: comScore Aug 2014

Further increase penetration
o
15M monthly users, from 40M+ broadband
consumers
o
Deploying desktop and mobile experiences
designed for engagement and monetization
:  Normalizing for Charter, Synacor network would have increased 0.9% Aug 2014 vs Aug 2013
:  With Charter, Synacor network has 18M monthly users, from 50M broadband consumers

SYNC SYNC
ACCELERATING DEPLOYMENT OF OUR BETTER-DESIGNED EXPERIENCES
New portal designed for engagement and monetization
o
Modern, stream-based experience
o
Video threaded throughout
o
Responsive on mobile
o
Aggressive deployment plan
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.

SYNC SYNC
MOBILE EXPERIENCES ARE A MUST-HAVE
o
Industry partner in mobile white-label products
o
Mobile-first development
o
Cross-platform, interconnected products
o
World-class user experience and design
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.

SYNC SYNC
SYNACOR HAS GROWN DISPLAY
ADVERTISING MONETIZATION
CONTINUING TO IMPROVE MONETIZATION OF OUR TRAFFIC
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
Index Revenue per Thousand Pageviews
Source:  comScore & Company 10-Qs

CONTINUING TO DRIVE MONETIZATION
o
Increasing video inventory on Synacor portals and
through syndication
o
Direct-selling high-impact ad units
o
Beginning to participate in high-growth mobile ad market
o
Carefully leveraging site and customer data for audience
targeting
o
Continuing to optimize search results – RPMs in line with
major portals

SYNC SYNC
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
INNOVATE ON
SYNACOR-AS-A-PLATFORM FOR
ADVANCED SERVICES
INNOVATE ON
SYNACOR-AS-A-PLATFORM FOR
ADVANCED SERVICES
SYNC

Chrisley Knows Best
Watch
The Voice
synacor
Log In
SYNACOR
MEDIA
PLATFORM

NASDAQ
synacor

SYNC SYNC
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
SYNACOR MEDIA PLATFORM ENABLES RICH AND TARGETED
SEARCH, DISCOVERY AND CONSUMPTION EXPERIENCES
Broadening Cloud ID across
providers and services
Scale and extend Metadata-
driven search & discovery
o
Normalized
o
Broad content
o
Single Flexible API
o
24/7 editorial
o
Platform-as-a-service
o
Social and auto login
o
Rapid on-boarding
o
50+ customers

SYNC

SYNC SYNC
CREATING A PROFESSIONAL SERVICES TEAM TO DELIVER
END-TO-END VIDEO SOLUTIONS REQUESTED BY OUR CUSTOMERS
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
o
65M+ streaming video consumers in 2016,
generating ~$500M in addressable
services and platform spend
o
Fragmented landscape of vendors
o
Providers looking for a one-stop, trusted
partner
o
Synacor currently enables end-to-end
solutions - creating video services team
SYNC
End-to-end video solution
enabled by Synacor
Source:  SNL Financial (North America)

SYNC SYNC
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
WIN NEW CUSTOMERS IN CURRENT
AND RELATED VERTICALS
WIN NEW CUSTOMERS IN CURRENT
AND RELATED VERTICALS
SYNC

SYNC SYNC
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
ESTABLISHED PRESENCE IN ALL PROVIDER SEGMENTS, WITH ROOM FOR
CUSTOMER GROWTH
Share of US/Canada broadband subscribers, 2014
o
16 customers among 30
providers
o
Managed end-to-end
solutions
o
Custom-designed services
o
2 customers among 6
providers
o
Licensed platform
solutions
o
Professional services
o
33 customers among
500+ providers
o
Turnkey a la carte
services
Mid-Tier Providers
(100K-5M subs)
Small Providers (<100K subs)
Large Providers (>5M subs)
Source:  SNL Financial & International Telecommunication Union

Synacor works with video, Internet and communications providers, and device manufacturers

SYNC SYNC
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
EXPANDING DISTRIBUTION OF MONETIZED START EXPERIENCES
o
Relevant, engaging, revenue-producing modules
o
Includes products like themes, merchandising, widgets and video
o
Syndicated to wireline and wireless providers, publishers and consumer electronics companies.

SYNC SYNC
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
EXTEND PRODUCT PORTFOLIO INTO
EMERGING GROWTH AREAS
EXTEND PRODUCT PORTFOLIO INTO
EMERGING GROWTH AREAS
SYNC

SYNC SYNC
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
INTERNATIONAL
PRODUCT PORTFOLIO POSITIONED TO EXTEND INTO
SEVERAL GROWTH AREAS
o
Focused growth in international
o
Traction in Latin America with
Televisa and GrupoTV Cable
Ecuador
o
Requires local presence
BUSINESS SERVICES
PORTALS
BROADER
AUTHENTICATION
o
Media (Synacor today)
o
Education
o
Technology
o
Others
Cloud Storage
High Speed Internet
Email
Video

SYNC SYNC Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc. MARKET POTENTIAL MARKET POTENTIAL SYNC 26

SYNC
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
PURSUING SIGNIFICANT AND ATTRACTIVE GROWTH MARKETS
Sources: SNL Kagan, Magna Global – 2013 numbers, 2013-16 CAGR
GROW ADVERTISING
REVENUE
GROW NEW LINES OF
BUSINESS
GROW VIDEO SOLUTIONS
REVENUE

SYNC

SYNC SYNC
SUMMARY: GROWTH AGENDA
Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc.
Return to profitable revenue growth
Instill operating discipline and get Synacor back on sound financial footing
Streamline operations and develop our talent
Focus & prioritize R&D on highest revenue-generating opportunities
Increase value for existing
customers by optimizing
experience & monetization
Accelerate deployment & usage of new
portal and communication products
Build & deploy mobile experiences
Optimize monetization – grow video
inventory and data
Innovate on Synacor-as-a-platform
for advanced services
Broaden Cloud ID across providers and
services
Scale and extend metadata-driven
search & discovery
Create a professional services team to
deliver end-to-end video solutions
Win new customers in current and
related verticals
Continue to pursue remaining broadband
and pay-TV providers
Syndicate ‘start’ modules in related
verticals and devices: Wireless, OEMs,
Publishers
Extend product portfolio into
emerging growth areas
Focused growth in international
Opportunistically explore new
services:
Business services
Bill-thru premiums
SYNC

Jimmy Fallon & Brad Pitt's epic "Breakdance Conversation"
Don't Miss!" On TV Tonight!
Samsung launches high-end tablets in iPad challenge
The Avengers (2012)
Captain America: The First Avenger (2010)
The Toxic Avenger (1985)
mail.synacor.net
Re: UX Audit
And this one too
synacor
Log In
Facebook
Google+
NASDAQ
synacor
For You
Watch TV
Email
Home
Live TV
Shows
Movies
Networks
Schedule
Recently Watched
My Watchlist (38)
DEXTER
SINISTER
synacor

SYNC SYNC Contains proprietary and confidential information owned by Synacor, Inc. © / 2014 Synacor, Inc. THANK YOU THANK YOU SYNC 29